Third-Quarter 2014 Conference Call November 6, 2014 Exhibit 99.1 © 2013 Oldemark LLC

DAVID POPLAR Vice President Investor Relations 2 © 2013 Oldemark LLC

Today’s Agenda CEO Overview Emil Brolick Financial Update Todd Penegor Q&A 3

Forward-Looking Statements and Non-GAAP Financial Measures
This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (The “Reform Act”). For
all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on November 6,
2014 and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors”
sections of our most recent Form 10-K / Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, and adjusted earnings per share. Adjusted EBITDA and adjusted earnings per share exclude certain expenses, net of certain benefits. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on November 6, 2014 and posted on
www.aboutwendys.com.

EMIL BROLICK 5 © 2013 Oldemark LLC President & CEO

HOW WE GROW
BRAND RELEVANCE + ECONOMIC RELEVANCE = GROWTH
Shareholder
Value-Enhancing
Initiatives
Core Organic
Growth
Strategies

System
Optimization
Financial Management
Global Growth
Restaurant Utilization &
Brand Access
New Restaurant Growth
Image / Experience Activation
North America Same-Restaurant Sales Growth

OPENED 600 IMAGE ACTIVATION
RESTAURANT DURING OCTOBER
INCREASED DIVIDEND RATE 10% TO
$0.055 PER SHARE

REALIGNING RESOURCES TO FOCUS ON
GROWTH AND TECHNOLOGY INITIATIVES
REAFFIRMING 2014 ADJ. EPS OUTLOOK;
EXPECT ADJ. EBITDA OF ~ $390 MILLION
STRONG TWO-YEAR COMPANY-
OPERATED SRS OF 5.2 PERCENT
TH
© 2013 Oldemark LLC

Five Consecutive Quarters of SRS Growth 3.9% 8 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 3.2% 3.1% 3.9% 2.0% 1.3% First Half of Quarter: (1.3)%; Second Half of Quarter: +4.4%

9 Five Consecutive Quarters of Solid Two-Year SRS Growth 5.9% 2.9% 2.3% 4.3% 5.2% Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014

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Leadership Through Product Innovation 10

•
Ongoing evolution
Reducing Cost Structure & Driving Operational Efficiencies

•
Reduce G&A to ~$250 MM in 2015
• Consumer-facing restaurant technology
• Accelerated restaurant development
• Beef-price inflation
• Affordable Care Act
•
Expect cost headwinds to continue into 2015
• U.S. system optimization
• Canadian growth initiative
•
Realign and reinvest resources in:
•
Wage inflation – Minimum wage (state and local)

Investing in Technology 12

© 2013 Oldemark LLC TODD PENEGOR Chief Financial Officer 13

14 *See reconciliation of Adjusted EBITDA in the appendix.
Q3 2014 Highlights
SALES $409.1 $558.0 -26.7
FRANCHISE REVENUES 103.4 82.8 24.9
TOTAL REVENUES $512.5 $640.8 -20.0
ADJUSTED EBITDA* $94.1 $98.7 -4.7
Q3
2014
Q3
2013
%
Change
(Unaudited)
$ in millions

Q3 2014 Highlights
G&A $65.8 $76.5 -14.0
N.A. CO. REST. MARGIN 15.5% 15.6% (10) bps
OPERATING PROFIT 46.9 26.8 +75.0
ADJUSTED EPS* 0.08 0.08 --
REPORTED EPS 0.06 0.00 N/A
Q3
2014
Q3
2013
%
Change
(Unaudited)
$ in millions, except per-share amounts

* See reconciliation of Adjusted EPS in the appendix.

Q3 2013 vs. Q3 2014: Adjusted EBITDA

(Unaudited)
$ in millions
* See reconciliation in appendix.
$98.7
$94.1
($18.5)
($3.9)
($4.2)
$22.4
$2.0
2013 Q3
Adj. EBITDA*
Lost EBITDA From
Restaurants Sold
Image
Activation
Gain/Loss on
Sale of Assets
Rental Income (net),
Royalties, &
G&A Savings
Restaurant
Income
& Other
2014 Q3
Adj. EBITDA*

Q3 2013 vs. Q3 2014: G&A
(Unaudited)
$ in millions
(Unaudited)
$ in millions
* Amounts are net of Sys Ops savings which are included in “Sys Ops Savings & G&A Management”
$76.5
$65.8
($6.6)
$2.6
$7.1
$7.6
2013 Q3
G&A
Stock Comp * Franchise
Incentives
Sys. Ops. Savings &
G&A Management
Incentive Comp * 2014 Q3
G&A

Cash Flow Highlights
Cash Flow from Operations $182.6
Capital Expenditures 197.9
Beginning Cash Balance $580.2
Change In Cash (237.8)
Ending Cash Balance $342.4
YTD 2014
(Unaudited)
$ in millions
Returned nearly $350 million to shareholders in dividends and share repurchases in 2014 YTD

Ended 2014
Q3 with
$342M
of Cash
CASH PRIORITIES

• Image Activation Reimages, including
Increasing Scrape & Rebuilds
Invest in our
Business
• Announced divided rate increase of
10 percent
Dividend
Growth
• Offset ongoing equity award dilution
beyond 2014
Share
Repurchase

2014 Outlook

•
Full-year Company-operated SRS growth of ~ 2.5%
•
Reduction in interest expense of approximately $15 million
•
Capital expenditures of $280 to $290 million, including approximately $215 million for Company-operated Image Activation restaurants
•
Company-operated restaurant margin outlook of 15.5 to 15.7 percent
• Reflects significantly higher beef costs
•
Reported effective tax rate of 38 to 40%
Adjusted EBITDA of ~$390 million
Adjusted EPS of $0.34 to $0.36

2015 2016 2017 SRS 3%+ 3%+ 3%+ Adjusted EBITDA Mid to High Single digits High Single Digits Low Double Digits Adjusted EPS Mid-Teens Mid - Teens Mid - Teens Outlook: 2015 to 2017 21

Image Activation Franchise Adoption Accelerating
2011A
2012A 2013A 2014E

TOTAL SYSTEM ANNUAL
REIMAGES AND NEW BUILDS
TOTAL SYSTEM CUMULATIVE
REIMAGES AND NEW BUILDS
236
59
10
435-460
200 Company reimages
15 Company new
175-200 Franchise reimages
45 Franchise new
10
69
305
740-765
2011A
2012A 2013A 2014E

•
Market planning
•
Joint capital planning
•
Multi-Year Investment Plan
•
Construction support
•
Turnkey services
•
Incentives
•
Canadian Build-to-Suit program
Facilitating Franchisee Commitments for Reimages and New Builds

2013 Actual to 2015 Forecast: G&A
~ $30 Million of
Cost
Savings
(Unaudited)
$ in millions
$294
$267
$265
$250
$2
($7)
($5)
$20
$8
$4
($5)
2013 Actual
G&A
2014 G&A
Pre - G&A
Initiative
G&A Cost
Initiative
2014 Current
Forecast G&A
Merit,
53rd wk
& Other
Incentive
Comp
to 100%
G&A Cost
Initiative
Sale of
Canadian
Restaurants
Franchise
Incentives
Investment
Initiatives
(Primarily IT &
Development)
2015 G&A
Target

Restaurant Ownership Optimization
Selective Buying and Selling of Restaurants
Declining Company ownership over time
Canadian Growth Initiative
Focused on Building a Stronger Wendy’s
Commitment to Growth
Image Activation and new restaurant development
Improved Economic Models for Company and Franchisees
Strengthening of Franchise Base

© 2013 Oldemark LLC DAVID POPLAR Vice President Investor Relations 26

Year-End Investor Relations Calendar FEBRUARY 24, 2015 Issue Final 2014 Earnings Release 10-K Filing 27 FEBRUARY 3, 2015 Preliminary 2014 Earnings Release and Investor Day Dublin, Ohio

Q&A 28

Appendix 29

Reconciliation of Adjusted EBITDA to Net Income

2014 2013 2014 2013
Adjusted EBITDA 94,125 $          98,737 $          285,691 $        278,122 $
(Less) plus:
Depreciation and amortization   (36,274)           (44,325)           (117,790)          (134,841)
Facilities action charges (income), net   (7,520)             (22,275)           35,630            (31,690)
Impairment of long-lived assets   (3,408)             (5,327)             (3,740)             (5,327)
Operating profit   46,923            26,810            199,791           106,264
Interest expense (13,204)           (15,620)           (39,328)           (55,548)
Loss on early extinguishment of debt -                      -                      -                      (21,019)
Other income, net 373                 2,273              1,753              50
Income before income taxes and noncontrolling interests 34,092            13,463            162,216           29,747
Provision for income taxes    (11,262)           (15,625)           (64,076)           (17,774)
Net income (loss) 22,830            (2,162)             98,140            11,973
Net loss attributable to noncontrolling interests -                      223                 -                      445
Net income (loss) attributable to The Wendy's Company 22,830 $          (1,939) $          98,140 $          12,418 $
Three Months Nine Months
Reconciliation of Adjusted EBITDA to Net Income (Loss)
Attributable to The Wendy's Company
(In Thousands)
(Unaudited)

Reconciliation of Adjusted Income and Adjusted Earnings Per Share
to Net  Income and Earnings Per Share
Per share Per share (a) Per share Per share
Adjusted income and adjusted earnings per share 29,617 $         0.08 $            30,254 $         0.08 $            90,083 $         0.24 $            75,132 $         0.19 $
(Less) plus:
Facilities action charges (income), net      (4,077) (0.01) (24,990) (0.06) 20,238 0.05 (30,875) (0.08)
Depreciation of assets that will be replaced as part of the Image Activation initiative     (728) (0.00) (3,591) (0.01) (9,994) (0.03) (15,312) (0.04)
Impairment of long-lived assets (2,103) (0.01) (3,332) (0.01) (2,308) (0.00) (3,332) (0.01)
Gain (loss) on sale of investment, net 121 0.00 (503) (0.00) 121 0.00 (503) (0.00)
Loss on early extinguishment of debt - - - - - - (13,137) (0.03)
Total adjustments      (6,787) (0.02) (32,416) (0.08) 8,057 0.02 (63,159) (0.16)
Net income (loss) 22,830 0.06 (2,162) (0.00) 98,140 0.26 11,973 0.03
Net loss attributable to noncontrolling interests -
-
223 0.00 - - 445 0.00
Net income (loss) and earnings per share attributable to The Wendy's Company 22,830 $         0.06 $            (1,939) $         (0.00) $           98,140 $         0.26 $            12,418 $         0.03 $
Reported number of shares used to calculate diluted income (loss) per share 372,152 392,579 377,892 398,101
Plus: Dilutive effect of stock options and restricted shares - 8,145 - -
Adjusted number of shares used to calculate adjusted earnings per share 372,152 400,724 377,892 398,101
(a)  Adjusted earnings per share amounts for the three months ended September 29, 2013 include the dilutive effect of stock options and restricted shares, which were excluded from the reported number of shares used to calculate basic and diluted loss per share, as the impact would have been anti-dilutive.  Included above is a reconciliation of the number of shares used to calculate adjusted earning per share amounts.
Reconciliation of Adjusted Income and Adjusted Earnings Per Share to Net Income (Loss)
and Earnings Per Share Attributable to The Wendy's Company
(In Thousands Except Per Share Amounts)
(Unaudited)
2014 2013
Three Months Nine Months
2014 2013

32